UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021 (August 11, 2021)

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Notes Offering

On August 11, 2021, CommScope Holding Company, Inc. (the “Company”) issued a press release regarding the pricing by its direct subsidiary, CommScope, Inc. (the “Issuer”), of its previously announced offering of $1,250 million in aggregate principal amount of 4.750% senior secured notes due 2029 (the “Notes) in a private placement (the “Offering”) exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes and the guarantees thereof have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act or the securities laws of any other jurisdiction.

2024 Notes Redemption

On August 11, 2021, the Issuer issued a notice of conditional full redemption (the “Notice”) with respect to its 5.500% senior secured notes due 2024 (the “2024 Notes”). Pursuant to the Notice, the Issuer gave holders of the 2024 Notes notice that, subject to the satisfaction of specific conditions precedent stated therein, it will redeem the entire $1,250 million aggregate principal amount of outstanding 2024 Notes on August 23, 2021 (the “Redemption Date”). On the Redemption Date, the 2024 Notes will be redeemed at a redemption price equal to (a) $1,027.50 per $1,000 aggregate principal amount of 2024 Notes plus (b) the accrued and unpaid interest to (but not including) the Redemption Date; provided that the amount specified in clause (b) will be paid to holders of record of the 2024 Notes as of August 15, 2021, the record date for interest payments on the 2024 Notes.

As permitted by the terms of the 2024 Notes, the Notice and the redemption of the 2024 Notes are conditioned upon the satisfaction of certain conditions precedent, including, without limitation, the Offering being consummated, or being expected to be consummated, and the Issuer’s board of directors not having resolved that the redemption is no longer advisable and in the best interests of the Issuer. The Issuer will be entitled to delay, and may delay, the redemption of the 2024 Notes until such time as such conditions precedent are satisfied. There can be no assurance that the redemption of the Notes will be consummated.

This Current Report does not constitute a notice of redemption with respect to the 2024 Notes. The Issuer called the 2024 Notes for redemption only by, and pursuant to the terms of, the Notice.

The foregoing information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report includes forward-looking statements that reflect our current views with respect to future events and financial performance, including the Offering, the use of proceeds thereof and the redemption of the 2024 Notes. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such language. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the Offering, the use of proceeds thereof and the redemption of the 2024 Notes, including that such transactions may not occur; risks related to the planned spin-off of the Home Networks business, including uncertainty regarding whether such transaction will be commenced or completed and the timing and value of such transaction; risks related to the potential separation of the Home Networks business; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; selling or discontinuing one or more of our product lines; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; the use of open standards; the long-term impact of climate change; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or a potential global trade war and potential changes to laws and policies as a result of a new administration in the United States, that may impact our products; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business including employees, sites, operations, customers, supply chain and the global economy; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; any statements of belief and any statements of assumptions underlying any of the foregoing; and other factors beyond our control. These and other factors are discussed in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 and may be updated from time to time in the Company’s annual reports, quarterly reports, current reports and other filings the Company makes with the Securities and Exchange Commission.

Although the information contained in this Current Report represents the Company’s best judgment as of this Current Report based on information currently available and reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company is not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this Current Report, except as otherwise may be required by law.

.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	Press Release issued by CommScope Holding Company, Inc. dated August 11, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2021

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Alexander W. Pease
Alexander W. Pease
Executive Vice President and Chief Financial Officer